Exhibit 99.1



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                                                                    NEWS RELEASE
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                                                           FOR IMMEDIATE RELEASE
ENGlobal                                           CONTACT:  Natalie S. Hairston
      Corporation                                                 (281) 878-1000
                                                                 ir@ENGlobal.com

              ENGlobal Corporation Announces Annual Meeting Results

HOUSTON, TX, JUNE 14, 2007 - ENGlobal Corporation (AMEX: ENG), a leading provider of engineering services, today announced the results of its 2007 annual stockholders' meeting held this morning in North Houston.

The formal business of the meeting included the approval of amendments to the Company's 1998 Incentive Plan to (1) increase the number of shares available for issuance thereunder from 2,650,000 to 3,250,000, and (2) comply with Section 162(m) and 409A of the Internal Revenue Code. In addition, ENGlobal's stockholders elected the following directors to a one-year term: William A. Coskey, P.E., David W. Gent, P.E., Randall B. Hale, and David C. Roussel.

Approximately 90% of ENGlobal's total common stock outstanding was represented at the meeting, either in person or by proxy. Of those shares, approximately 68% were cast in favor of amending the Incentive Plan, and approximately 98% were cast in favor of the election of the Company's directors. Upon conclusion of the formal business of the meeting, ENGlobal's Chairman and CEO, Mr. Coskey, updated the stockholders on ENGlobal's current business outlook and strategies.

About ENGlobal Corporation
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ENGlobal Corporation provides engineering, automation systems, field inspection, and land management and regulatory services principally to the petroleum refining, petrochemical, pipeline, production, and process industries throughout the United States and internationally. The Company, with its subsidiaries, now employs over 2,400 employees in 18 offices and occupies over 400,000 square feet of office and manufacturing space. In 2004 and 2005, the Company was named the #1 fastest growing engineering firm in the United States and Canada by ZweigWhite and was ranked #2 in 2006 and 2003. Further information about the Company and its subsidiaries is available at www.ENGlobal.com.
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Safe Harbor for Forward-Looking Statements
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Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws and are subject to risks and uncertainties including, but not limited to; (1) the continued strong performance of the energy sector (2) general economic conditions that impact the cost of labor and materials; and (3) the Company's ability to achieve its business strategy while effectively managing costs and expenses. Actual results and the timing of certain events could differ


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      654 N. Sam Houston Parkway E. - Suite 400 - Houston, Texas 77060-5914
                                www.ENGlobal.com

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ENGlobal Corporation Press Release
June 14, 2007
Page 2


materially from those projected in or contemplated by the forward-looking statements due to a number of factors detailed from time to time in ENGlobal's filings with the Securities and Exchange Commission. In addition, reference is hereby made to cautionary statements set forth in the Company's most recent reports on Form 10-K and 10-Q, and other SEC filings. Also, the information contained in this press release is subject to the risk factors identified in the Company's most recent Form 10-K.

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